_______________________________________________________________________________

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-14


            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

     X  Pre-Effective Amendment No. 2    [_]  Post-Effective Amendment No.
                        (Check appropriate box or boxes)
                    _______________________________________

               Exact Name of Registrant as Specified in Charter:

                             STAGECOACH FUNDS, INC.
                        Area Code and Telephone Number:
                                 (800) 643-9691

                    Address of Principal Executive Offices:
                               111 Center Street
                         Little Rock, Arkansas  72201
                       ________________________________

                    Name and Address of Agent for Service:
                             Richard H. Blank, Jr.
                               c/o Stephens Inc.
                               111 Center Street
                         Little Rock, Arkansas  72201

                                  Copies to:

                            Robert M. Kurucza, Esq.
                            Marco E. Adelfio, Esq.
                            Morrison & Foerster LLP
                   2000 Pennsylvania Ave., N.W., Suite 5500
                            Washington, D.C.  20006

_______________________________________________________________________________

It is proposed that this filing will become effective on October 20, 1998 pursuant to a request for acceleration. No filing fee is due because the Registrant has previously filed an election pursuant to Rule 24f-2 to register an indefinite number of the Registrant's shares.

    As filed with the Securities and Exchange Commission on October 19, 1998

                           Registration No. 333-63819
                                            ---------

                                EXPLANATORY NOTE

   This Pre-Effective Amendment No. 2 ("PEA 2") is being filed to respond to Examiner comments to the Registration Statement filed on Form N-14 on September 18, 1998 as amended by Pre-Effective Amendment No. 1 thereto filed on September 22, 1998. A request for acceleration of the effectiveness date of the Registration Statement to October 20, 1998 is enclosed.

                             STAGECOACH FUNDS, INC.
                             CROSS-REFERENCE SHEET

                          ITEMS REQUIRED BY FORM N-14
                          ---------------------------
PART A
------

ITEM NO.    ITEM CAPTION                       PROSPECTUS CAPTION
--------    ------------                       ------------------
   1        Beginning of Registration          COVER PAGE OF REGISTRATION STATEMENT;  CROSS-REFERENCE
            Statement and Outside Front        SHEET;  FRONT COVER PAGE OF COMBINED PROXY
            Cover Page of Prospectus           STATEMENT/PROSPECTUS

   2        Beginning and Outside Back Cover   TABLE OF CONTENTS
            Page of Prospectus

   3        Synopsis Information and           I.  THE PROPOSED TRANSACTION
            Risk Factors
                                               .  Overview

                                               .  Comparison of Fees and Expenses

                                               .  Comparison of Investment Objectives, Policies and
                                                    Restrictions

                                               .  Comparison of Advisory and Other Service Arrangements
                                                    and Fees

                                               .  Comparison of Purchase and Redemption Procedures and
                                                    Other Considerations

                                               .  Portfolio Managers

                                               .  Comparison of Performance

                                               .  Risk Considerations

   4        Information About the Transaction  II.  DESCRIPTION OF THE PLAN CONSOLIDATION

                                               .  Board Consideration

                                               .  Reasons for the Consolidation

                                               .  Federal Income Tax Consequences

                                               .  Capitalization

   5        Information About the Registrant   III.  INFORMATION ABOUT THE FUNDS
            (Acquiring Fund)
                                               .  Organization of MasterWorks and Stagecoach

                                               .  Substantial Shareholders

                                               .  Additional Information

                                               .  EXHIBIT  B

   6        Information About the Company      III.  INFORMATION ABOUT THE FUNDS
            (Fund) Being Acquired
                                               .  Organization of MasterWorks and Stagecoach

                                               .  Substantial Shareholders

                                               .  Additional Information

   7        Voting Information                 IV.  VOTING INFORMATION

                                               .  Approval and Consumation of the Proposed Transaction

                                               .  Solicitation of Proxies and Payment of Expenses

   8        Interest of Certain Persons and    NOT APPLICABLE
            Experts

   9        Additional Information Required    NOT APPLICABLE
            for Reoffering by Persons Deemed
            to be Underwriters

PART B

                                        STATEMENT OF ADDITIONAL
ITEM NO.        ITEM CAPTION            INFORMATION CAPTION
--------------  ----------------------  -------------------------------------
         14     Financial Statements    INCORPORATION OF DOCUMENTS BY
                                        REFERENCE IN STATEMENT OF ADDITIONAL INFORMATION


Exhibit A to the Proxy Prospectus, Part C and Exhibits 99.11, 99.17(a) and 99.17(b)(iii) thereto, are all hereby incorporated by reference to the Registration Statement on Form N-14 filed on September 18, 1998 and Pre-Effective Amendment No. 1 thereto filed on September 22, 1998.


THE FOLLOWING ITEMS ALSO ARE INCORPORATED BY REFERENCE:

     A) From Post-Effective Amendment No. 48 of Stagecoach Funds, Inc., filed July 31, 1998 (SEC File No. 33-42927; 811-6419): The Prospectus and Statement of Additional Information dated August 1, 1998, describing the retail classes of shares of the Short-Intermediate U.S. Government Income Fund;

     B) The audited financial statements and related independent auditors' reports for the Retail shares of the Short-Intermediate U.S. Government Income Fund of Stagecoach Funds, Inc., contained in the Annual Report for the fiscal period ended June 30, 1998, as filed with the SEC on September 4, 1998;

     C) From Post-Effective Amendment No. 15 of MasterWorks Funds Inc., filed June 30, 1998 (SEC File No. 33-54126; 811-7332): The Prospectus and Statement of Additional Information dated June 30, 1998, describing the shares of the Short-Intermediate Term Fund, ; and

     D) The audited financial statements and related independent auditors' reports for the Short-Intermediate Term Fund of MasterWorks Funds Inc. and the Short-Intermediate Term Master Portfolio of Managed Series Investment Trust, contained in each company's Annual Report for the fiscal year ended February 28, 1998, as filed with the SEC on May 1, 1998.

                      COMBINED PROSPECTUS/PROXY STATEMENT
                               OCTOBER __, 1998

                    _______________________________________

    Acquisition and Assumption of: All of the Assets and Liabilities of the Short-Intermediate Term Fund (the "S-I Term Fund") of MasterWorks Funds Inc. ("MasterWorks")

    In Exchange for: Class A Shares of the Short-Intermediate U.S. Government Income Fund (the "Government Fund") of Stagecoach Funds, Inc. ("Stagecoach")
                    ______________________________________

           STAGECOACH FUNDS, INC.               MASTERWORKS FUNDS INC.
    c/o Stagecoach Shareholder Services           111 Center Street
           Wells Fargo Bank, N.A.             Little Rock, Arkansas 72201
               P.O. Box 7066                  Telephone:  1-888-204-3956
       San Francisco, CA  94120-7066
               1-800-222-8222

       Stagecoach is an open-end, management investment company. This Combined Prospectus/Proxy Statement is being furnished to shareholders of the S-I Term Fund of MasterWorks in connection with the solicitation of proxies by the Board of Directors of MasterWorks, for a special meeting of Shareholders of the S-I Term Fund (the "Special Meeting") to be held at the principal office of MasterWorks, 111 Center Street, Little Rock, Arkansas 72201, on Tuesday, November 24, 1998 beginning at 11:00 a.m. (Central time).

       This Combined Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Government Fund that prospective investors, including shareholders of the S-I Term Fund, should know before investing. Additional information is contained in a separate Statement of Additional Information, dated October __, 1998, which has been filed with the Securities and Exchange Commission (the "SEC") and is available without charge by calling MasterWorks at 1-888-204-3956 or Stagecoach toll-free at 1-800-222-8222.

       The Prospectus for the S-I Term Fund is incorporated by reference in this Combined Prospectus/Proxy Statement and is available without charge by calling MasterWorks at 1-888-204-3956. The Prospectus for the Government Fund is incorporated by reference and accompanies this Combined Prospectus/Proxy Statement.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THESE AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF STAGECOACH ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, WELLS FARGO BANK, N.A., WELLS CAPITAL MANAGEMENT, OR ANY OF THEIR AFFILIATES. SUCH SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


WELLS FARGO BANK, N.A., IS THE INVESTMENT ADVISER AND PROVIDES OTHER SERVICES TO STAGECOACH FOR WHICH IT IS COMPENSATED. STEPHENS INC., WHICH IS NOT AFFILIATED WITH WELLS FARGO BANK, IS THE CO-ADMINISTRATOR AND SERVES AS THE DISTRIBUTOR FOR STAGECOACH.

                               TABLE OF CONTENTS

                                                                                           PAGE
                                                                                           ----
I.     SYNOPSIS - Item 3..................................................................    1
 .      Comparison of Fees and Expenses - Item 3(a)........................................    2
 .      Comparison of Investment Objectives, Policies and Restrictions - Item 3(b)(1)......    3
 .      Comparison of Advisory and Other Service Arrangements and Fees - Item 3(b)(2)......    6
 .      Comparison of Purchase and Redemption Procedures and Other Considerations -
         Items 3(b)(3) and (4)............................................................    9
 .      Portfolio Managers- Item 3(b)......................................................   10
 .      Comparison of Performance - Item 3(b)..............................................   10
 .      Risk Considerations - Item 3(c)....................................................   11

II.    DESCRIPTION OF THE PLAN CONSOLIDATION - Item 4 ....................................   12
 .      Board Consideration - Item 4(a)....................................................   13
 .      Reasons for the Consolidation - Item 4(a)(3).......................................   14
 .      Federal Income Tax Consequences - Item 4(a)(4).....................................   15
 .      Capitalization  - Item (4)(b)......................................................   15

III.   INFORMATION ABOUT THE FUNDS - Items 5 and 6........................................   16
 .      Organization of MasterWorks and Stagecoach.........................................   16
 .      Substantial Shareholders...........................................................   17
 .      Additional Information - Items 5(e), 5(f) and 6(b)(1)..............................   18
 .      Items 5(a) and 6(a) are incorporated by reference to each Fund's Prospectus.
 .      Item 5A of Form N-1A is incorporated by reference to S-I Term Fund's Annual Report.
         See Exhibit B for Government Fund.
 .      Items 5(b),5(c),5(d), 6(c) and 6(d) are not applicable.

IV.    VOTING INFORMATION - Item 7........................................................   19
 .      Approval and Consummation of the Proposed Transaction...............................  19
 .      Solicitation of Proxies and Payment of Expenses....................................   20

 V.    INTEREST OF CERTAIN PERSONS AND EXPERTS - Item 8...................................  N/A

VI.    ADDITIONAL INFORMATION REQUIRED FOR REOFFERING BY PERSONS
       DEEMED TO BE UNDERWRITERS - Item 9.................................................  N/A

MISCELLANEOUS.............................................................................   20
 .      Other Business.....................................................................   20
 .      Future Shareholder Proposals.......................................................   20

EXHIBIT A - AGREEMENT AND PLAN OF CONSOLIDATION

EXHIBIT B - MANAGEMENT'S DISCUSSION OF GOVERNMENT FUND PERFORMANCE

                            MASTERWORKS FUNDS INC.

                               111 CENTER STREET
                         LITTLE ROCK, ARKANSAS  72201

               _________________________________________________

                        SPECIAL MEETING OF SHAREHOLDERS

                          SHORT-INTERMEDIATE TERM FUND

                        TO BE HELD ON NOVEMBER 24, 1998

                   -----------------------------------------

I.  SYNOPSIS

       The following synopsis provides important information about the proposed Consolidation. Before signing and returning the enclosed proxy ballot, you should read this Combined Prospectus/Proxy Statement, including the Agreement and Plan of Consolidation (Exhibit A), the performance information about the Government Fund (Exhibit B), and the Government Fund's Prospectus.

       The Funds.  Each Fund is a series of an open-end, management investment
       ---------
company organized as a Maryland corporation. The Government Fund retains its own investment adviser and invests directly in a portfolio of securities. Unlike the Government Fund, the S-I Term Fund does not retain its own investment adviser, but instead invests all of its assets in a series of another investment company that may not be purchased by the general public - the Short-Intermediate Term Master Portfolio (the "Master Portfolio"), a series of Managed Series Investment Trust ("MSIT"). MSIT is an open-end, management investment company organized as a Delaware business trust. The Master Portfolio has the same investment objective and policies as the S-I Term Fund and invests directly in a portfolio of securities. The S-I Term Fund pays its pro rata share of the Master Portfolio's advisory fees.

       Proposed Consolidation.  At meetings held on September 2, 1998, the
       ----------------------
Boards of Directors of MasterWorks and Stagecoach (collectively, the "Boards"), including the Directors who are not "interested persons" of MasterWorks or Stagecoach (the "Independent Directors") within the meaning of the Investment Company Act of 1940 (the "1940 Act"), approved an Agreement and Plan of Consolidation (the "Consolidation Plan" or "Plan"). The Consolidation Plan provides for the (i) in-kind redemption by the S-I Term Fund of its interest in the Master Portfolio; (ii) transfer of all the assets of S-I Term Fund to the Government Fund in exchange for Class A shares of the Government Fund; (iii) assumption by the Government Fund of all the liabilities of the S-I Term Fund; and (iv) distribution of the Class A shares of the Government Fund to shareholders of S-I Term Fund (the "Consolidation"). The aggregate net asset value of the Class A shares of the Government Fund issued in the Consolidation will be equal to the net value of the assets and liabilities transferred by the S-I Term Fund.

       As a result of the Consolidation, each holder of S-I Term Fund shares will receive that number of full and fractional Class A shares of the Government Fund equal in net asset value at the close of business on the date of the exchange to the net asset value of such holder's shares of the S-I Term Fund. The Consolidation will be effected at net asset value without the imposition of any sales charges.

       The Board of each Fund has determined that (i) the interests of existing shareholders of the Fund would not be diluted as a result of the Consolidation and (ii) the Consolidation would be in the best interests of the Fund and its shareholders. Each Fund's Board recommends approval of the Consolidation. Approval of the Consolidation Plan and the Consolidation by the S-I Term Fund will require the affirmative vote of the holders of a majority of the outstanding shares of the S-I Term Fund. The Funds will bear the expenses incurred in connection with the Consolidation.

       The Consolidation is expected to occur shortly after its approval by shareholders of the S-I Term Fund. Either Board, however, may terminate the Consolidation Plan in its entirety at any time prior to the closing of the Consolidation.

       Tax Consequences of the Consolidation.  In the opinion of Morrison &
       -------------------------------------
Foerster LLP, the Consolidation should be treated as a reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). Under this treatment, the Government Fund, the S-I Term Fund and shareholders of the S-I Term Fund would not recognize gain or loss as a result of the Consolidation. At Closing, it will be determined whether the transaction will take effect under either subsection (C) or (D) of Section 368(a)(1) of the Code. For a further discussion of tax matters, see "Federal Income Tax Consequences" at page 15, below.

       Management of the Funds.  The investment adviser to the Government Fund
       -----------------------
is Wells Fargo Bank, N.A. ("Wells Fargo Bank"). Wells Fargo Bank and Stagecoach have retained Wells Capital Management, Inc. ("WCM") to act as investment sub-adviser to the Government Fund.

       Barclays Global Fund Advisors ("BGFA") serves as investment adviser to the Master Portfolio. BGFA and MSIT have retained Wells Fargo Bank to serve as investment sub-adviser to the Master Portfolio. The S-I Term Fund does not retain an investment adviser since it invests all of its assets in the Master Portfolio. The S-I Term Fund bears its pro rata share of the Master
Portfolio's advisory fees.

       Advisory, Distribution and Other Fees; Expense Ratios.  The Government
       -----------------------------------------------------
Fund has higher investment advisory fees and a higher expense ratio than the S-I Term Fund. In addition, the Government Fund, unlike the S-I Term Fund, pays distribution or Rule 12b-1 fees.

       Dividends and Distributions.  Both Funds pay monthly dividends from net
       ---------------------------
investment income and distribute capital gains, if any, at least annually. Each Fund allows shareholders to reinvest the dividends in the Fund or receive cash payments. In addition, the Government Fund offers the option to automatically invest dividends in shares of other Stagecoach Funds. There is no sales or other charge for either Fund in connection with the reinvestment of dividends or distributions.

       Purchases, Redemptions and Exchanges. Each Fund offers its shares on
       ------------------------------------
business days at the public offering price or net asset value next determined after receipt of a purchase order in proper form. However, Class A shares of the Government Fund, unlike shares of the S-I Term Fund, have an initial sales charge. There are several methods of reducing the initial sales charge on Class A shares of the Government Fund. In some cases, the sales charge may be waived entirely. Both Funds permit redemptions of shares on business days at the net asset value next determined after receipt of a redemption request in proper form.

       Both Funds have exchange privileges. Class A shareholders of the Government Fund may exchange their shares for shares of other series of Stagecoach and certain other Classes of such series, whereas the S-I Term Fund shareholders may exchange their shares only for shares of other single class series of MasterWorks.

       Investment Objectives and Policies and Risk Factors.  The investment
       ---------------------------------------------------
objectives and policies of the Funds are generally similar. The Funds' investment objectives are listed below.

S-I TERM FUND                                GOVERNMENT FUND
------------------------------------------------------------------------------------------

OBJECTIVE:  Seeks to provide a total         OBJECTIVE:  Seeks to provide investors with
 return, before fees and expenses,           current income while preserving capital, by
 exceeding that of the Lehman Brothers       investing primarily in a portfolio
 Intermediate Government/Corporate Bond      consisting of short- to intermediate term
 Index.                                      securities issued or guaranteed by the U.S.
                                             Government, its agencies and
                                             instrumentalities.
------------------------------------------------------------------------------------------

       The S-I Term Fund pursues its objective by investing all of its assets in the Term Master Portfolio, which has the same investment objective and policies as the Fund. The Master Portfolio invests directly in a portfolio of securities. The Government Fund invests directly in a portfolio of securities and is not part of a master-feeder structure.

       The risks of investing in the S-I Term Fund are somewhat similar to those of investing in the Government Fund. Both Funds invest (the S-I Term Fund invests through the Master Portfolio) in a mix of U.S. Government obligations, corporate bonds and other securities. Both Funds have an investment policy of maintaining, under normal market conditions, a weighted average portfolio maturity of between 2 and 5 years.

       There are certain differences in the risks of the Funds' investments. In general, the S-I Term Fund is a slightly riskier investment than the Government Fund because the S-I Term Fund has more flexibility to invest in non-government obligations. The Government Fund must invest at least 65% of its net assets in U.S. Government obligations or repurchase agreements collateralized by U.S. Government obligations. The S-I Term Fund has no such restriction and can invest a greater portion of its portfolio in corporate bonds than the Government Fund. The corporate bonds the Funds may purchase are `investment grade' i.e., rated in the top four investment categories of a NRSRO.
       The S-I Term Fund is the only feeder fund of the Master Portfolio and owns 99.99% of all the Master Portfolio's interests. The pro rata fees paid to the Master Portfolio would be the same if incurred directly by the S-I Term Fund. Consequently, the risks and expenses of investing in the S-I Term Fund would be virtually unchanged if the Fund were not part of a master-feeder structure. Therefore, when comparing the Funds, the master-feeder structure of the S-I Term Fund is of little significance. If the Consolidation is approved, said structure will be dissolved. The dissolution of the master-feeder structure does not require separate shareholder approval and is expected to occur as part of the proposed Consolidation.

       There are other differences between the Funds in terms of investment strategies, as well as differences in fees and expenses, which are described in detail below. In deciding whether to approve the Consolidation, you should consider the differences between the investment objectives and policies of the Funds as discussed under "Comparison of Investment Objectives, Policies and Restrictions" below and in the prospectuses offering shares of the Funds.

COMPARISON OF FEES AND EXPENSES

       The following comparison is based on current information for the S-I Term and Government Funds, restated to reflect voluntary fee waivers and expense reimbursements that are expected to continue during the current fiscal year. There can be no assurances that the waivers or reimbursements will continue after the end of the current fiscal year.

                        SHAREHOLDER TRANSACTION EXPENSES

                                                                                PRO FORMA
                                                              GOVERNMENT          (AFTER
                                               S-I TERM          FUND         CONSOLIDATION)
                                                 FUND           CLASS A          CLASS A
                                            --------------  --------------  ------------------
Maximum Sales Load Imposed on Purchases
(as a percentage of offering price)              None                3.00%               3.00%


                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)

                                                                                 PRO FORMA
                                                               GOVERNMENT          (AFTER
                                               S-I TERM           FUND         CONSOLIDATION)
                                                 FUND            CLASS A           CLASS A
                                            ---------------  --------------  ------------------
Management Fees                                  0.45%*          0.40%/1/           0.40%/1/
Distribution Fees                                0.00%           0.05%              0.05%
Other Expenses                                   0.18%           0.51%/2/           0.51%/2/
                                                 -----           -----              -----

TOTAL FUND OPERATING EXPENSES                    0.63%           0.96%/3/           0.96%/3/

_____________________________

* The S-I Term Fund bears its pro rata share of management fees paid by the Master Portfolio.

/1/ Before waivers or reimbursements, Management fees would be 0.50%.

/2/ Before waivers or reimbursements, Other Expenses would be 0.76%.

/3/ Before waivers or reimbursements, Total Fund Operating Expenses would be
    1.31%.

           Annual Fund operating expenses for the Funds are based on amounts incurred during the most recent fiscal year. In the case of the Government Fund, these amounts are restated to reflect voluntary fee waivers and expense reimbursements that are expected to continue during the current fiscal year. There can be no assurances that waivers or reimbursements will continue. Long-term holders of shares of the Government Fund could pay more in overall sales charges than the economic equivalent of the maximum front-end sales charge applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. (the "NASD").

       With respect to the S-I Term Fund, Stephens Inc. ("Stephens") and Barclays Global Investors, N.A. ("BGI") have agreed to assume all of the ordinary operating expenses of the Fund (other than investment advisory fees, portfolio transaction expenses and administrative fees). There is no similar arrangement in place for the Government Fund, which means that, absent voluntary fee waivers or expense reimbursements, the Government Fund bears all of its own ordinary (as well as extraordinary) operating expenses.

       Example of Expenses: You would pay the following expenses on a $1,000
       -------------------
investment in shares of the specified fund, assuming (A) a 5% annual return and
(B) redemption at the end of each time period indicated:

                                  1 Year          3 Years          5 Years        10 Years
                                  ------          -------          -------        --------
S-I Term Fund                     $ 6             $20              $35            $ 79
Government Fund - Class A         $40             $60              $81            $144
Pro Forma                         $40             $60              $81            $144

COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

      The investment objective, policies and strategies of the S-I Term Fund are generally similar to those of the Government Fund. The investment objective of each Fund is fundamental and may not be changed without shareholder approval. Below is a table comparing the investment objectives and key policies of the Funds.

-----------------------------------------------------------------------------------------------------
S-I TERM FUND                                      GOVERNMENT FUND
-----------------------------------------------------------------------------------------------------
OBJECTIVE:  Seeks to provide a total return,       OBJECTIVE:  Seeks to provide investors with
before fees and expenses, exceeding that of the    current income while preserving capital, by
Lehman Brothers Intermediate                       investing primarily in a portfolio consisting of
Government/Corporate Bond Index.                   short- to intermediate term securities issued or
                                                   guaranteed by the U.S. Government, its agencies
                                                   and instrumentalities.
-----------------------------------------------------------------------------------------------------

IN PURSUING ITS OBJECTIVE:  The Fund invests in    IN PURSUING ITS OBJECTIVE:  The Fund invests
a mix of U.S. Treasury and agency debt             primarily in U.S. Government obligations,
securities, investment grade corporate bonds,      including Treasuries, CMOs, mortgage- and
CMOs, mortgage- and asset-backed securities and    asset-backed securities and money market
money market instruments.                          instruments.  The Fund also may invest in
                                                   investment grade corporate bonds.

-----------------------------------------------------------------------------------------------------
S-I TERM FUND                                      GOVERNMENT FUND
KEY INVESTMENT POLICIES:                           KEY INVESTMENT POLICIES:
-----------------------------------------------------------------------------------------------------
 .  no minimum % of investments in U.S.             .  at least 65% of investments in U.S. Government
   Government obligations or any other particular     obligations or repurchase agreements
   category of debt securities                        collateralized by U.S. Government obligations

 .  only investment-grade securities are            .  maximum of 5% of total assets in securities
   considered for investment; no requirement to       downgraded below investment grade after purchase
   sell securities subsequently downgraded

 .  avg. weighted maturity: 2-5 years               .  avg. weighted maturity: 2-5 years
-----------------------------------------------------------------------------------------------------

                               The S-I Term Fund
                               -----------------

      Since the investment objectives, policies and strategies of the S-I Term Fund directly correspond to those of its Master Portfolio, the discussion below relates to the various investments of and techniques employed by the Master Portfolio.

      Under normal market conditions, the Master Portfolio seeks to maintain an average weighted portfolio maturity generally in the 2-to-5 year range. In the case of mortgage-related, asset-backed and similar securities, the Master Portfolio uses the security's average life in calculating the Master Portfolio's average maturity. Under unusual market conditions, the Master Portfolio may shorten or lengthen its average weighted portfolio maturity.

      Only investment-grade securities are considered for investment. These securities will be identified by their ratings according to one of two major rating services, S&P and Moody's. Each service classifies securities into broad categories starting with "investment grade" at the top and ranging downward through more speculative classes, including so-called "junk bonds," to securities that are virtually worthless. The "investment grade" category is subdivided into four rating groups by both services. The four rating groups are called "AAA"/"Aaa," "AA"/"Aa," "A"/"A," and "BBB"/"Baa" by S&P and Moody's, respectively. Obligations with the lowest investment grade rating have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade debt obligations. The Master Portfolio may invest in securities of all four rating groups; however, most of the Master Portfolio's assets will be invested in securities that, at the time of purchase, are rated in the third group or higher, denoted "A" or better by both rating services. Asset-backed securities are further restricted to the top two rating groups at time of purchase. Mortgage-related securities, which are issued or guaranteed by U.S. Government agencies, are all currently considered to be in the highest rating category. Subsequent to its purchase by the Master Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Master Portfolio. Wells Fargo Bank, N.A. ("Wells Fargo Bank") will consider such an event in determining whether the Master Portfolio should continue to hold the obligation. To the extent the Master Portfolio continues to hold such obligations, it may be subject to additional risk of default.

      The Master Portfolio seeks to emphasize those maturity segments or rating groups that appear to offer the most favorable returns to their risks, within the maturity and quality ranges described above.

      The Master Portfolio may invest some of its assets (no more than 10% of total assets under normal market conditions) in high quality money market instruments, which include U.S. Government obligations, obligations of domestic and foreign banks, repurchase agreements, commercial paper (including variable amount master demand notes) and short-term corporate debt obligations. Such investments are made on an ongoing basis to provide liquidity and, to a greater extent on a temporary basis, when there is an unexpected or abnormal level of investor purchases or redemptions of Master Portfolio's shares or when "defensive" strategies are appropriate.

                              The Government Fund
                              -------------------

      Wells Fargo Bank, as the Government Fund's investment adviser, actively manages a diversified portfolio consisting primarily of short-to-intermediate-term U.S. Government obligations. The Government Fund may invest in securities of any maturity. Under ordinary circumstances, the Government Fund expects to maintain a dollar-weighted average maturity of between 2 and 5 years. The Government Fund seek to preserve capital by shortening average maturity when interest rates are expected to increase and to increase total return by lengthening maturity when interest rates are expected to fall.

      Under normal market conditions, the Government Fund invests at least 65% of total assets in U.S. Government obligations or repurchase agreements collateralized by U.S. Government obligations. The Government Fund also may invest in investment grade corporate debt securities including asset-backed securities; and may hold no more than 5% of total assets in securities downgraded below investment grade after being acquired; up to 25% of assets in dollar-denominated debt of U.S. branches of foreign banks or foreign branches of U.S. banks; and in stripped Treasury securities, adjustable-rate mortgage securities, adjustable portions of collateralized mortgage obligations.

      The Government Fund may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when the adviser believes it is in the best interest of shareholders to do so. In addition, the Government Fund may invest in forward currency exchange contracts to try to reduce currency exchange risks and from foreign securities investments.

COMPARISON OF ADVISORY AND OTHER SERVICE ARRANGEMENTS AND FEES

                                          OVERVIEW
                                          --------
                        S-I Term Fund                            Government Fund
                        ---------------------------------------  ----------------------------
Investment Adviser      Barclays Global Fund Advisors            Wells Fargo Bank
                        ("BGFA")(to the Master Portfolio)

Sub-Adviser             Wells Fargo Bank                         WCM
                        (to the Master Portfolio)

Distributor             Stephens                                 Stephens

Administrator           Stephens, BGI (Co-Administrators)        Wells Fargo Bank


Co-Administrator        Stephens, BGI (Co-Administrators)        Stephens

Custodian               Investors Bank & Trust ("IBT")           Wells Fargo Bank

Fund Accountant         IBT                                      Wells Fargo Bank

Transfer Agent          IBT                                      Wells Fargo Bank

Independent Auditors    KPMG Peat Marwick LLP                    KPMG Peat Marwick LLP

       Investment Advisory Services.  BGFA provides investment advisory services
       ----------------------------
to the Master Portfolio and the maximum advisory fee payable by the Master Portfolio is a monthly fee at an annual rate of 0.45% of the Master Portfolio's average daily net assets. BGFA provides investment guidance and policy direction in connection with the management of the Master Portfolio's assets. BGFA is an indirect subsidiary of Barclays Bank PLC and is located at 45 Fremont Street, San Francisco, California 94105. As of April 30, 1998, BGFA and its affiliates provided investment advisory services for approximately $575 billion of assets. Wells Fargo Bank serves as investment sub-adviser to the Master Portfolio and is entitled to receive from BGFA monthly fees at the annual rate of 0.10% of the Master Portfolio's average daily net assets.

       Wells Fargo Bank provides investment advisory services to the Government Fund and the maximum advisory fee payable by the Government Fund is a monthly fee at an annual rate of 0.50% of the Fund's average daily net assets. WCM is the investment sub-adviser for the Government Fund. For providing sub-advisory services to the Government Fund, WCM is entitled to receive from Wells Fargo Bank a monthly fee at an annual rate of: 0.15% of the Fund's average daily net assets up to the first $400 million, 0.125% of the next $400 million, and 0.10% of all assets over $800 million. WCM is entitled to receive from Wells Fargo Bank a minimum annual sub-advisory fee of $120,000. As of August 1, 1998, Wells Fargo Bank and its affiliates managed over $63 billion in assets and WCM provided investment advisory services for over $32 billion in assets.

       For the fiscal year ended February 28, 1998, after waivers and reimbursements, the Master Portfolio paid advisory fees at the annual rate of 0.45% of its average daily net assets. For the fiscal year ended June 30, 1998, after waivers and reimbursements, the Government Fund paid advisory fees at the annual rate of 0.40% of its average daily net assets.

       Wells Fargo & Company/Norwest Merger -- Wells Fargo & Company, the parent
       ------------------------------------
company of Wells Fargo Bank, has signed a definitive agreement to merge with Norwest Corporation. The proposed merger is subject to certain regulatory approvals and must be approved by shareholders of both holding companies. The merger is expected to close in the fourth quarter of 1998. The combined company will be called Wells Fargo & Company. Wells Fargo Bank has advised the Boards of Stagecoach and MasterWorks that the merger will not reduce the level or quality of advisory and other services it and WCM provide to the Government Fund.

       Administrative Services.  Stephens and BGI are the S-I Term Fund's co-
       -----------------------
administrators. Stephens and BGI provide the S-I Term Fund with administrative services, including, among other things, general supervision of the Fund's non-investment operations, preparation of proxy statements and shareholder reports and general supervision of data completion in connection with preparing periodic reports to the Board of Directors and officers of MasterWorks. Stephens and BGI have agreed to assume all of the ordinary operating expenses of the S-I Term Fund (other than investment advisory fees, portfolio transaction expenses and administrative fees). For these services and the assumption of expenses, Stephens and BGI are entitled to a monthly fee, in the aggregate, at the annual rate of 0.18% of the S-I Term Fund's average daily net assets. Wells Fargo Bank and Stephens are the Government Fund's administrator and co-administrator, respectively, and are entitled to receive monthly fees at annual rates of 0.03% and 0.04%, respectively, of the Fund's assets for providing these services.

       Distribution and Shareholder Servicing Arrangements.  Shares of the S-I
       ---------------------------------------------------
Term Fund and the Government Fund are distributed by Stephens, a full service broker-dealer, pursuant to a distribution agreement. Pursuant to Rule 12b-1 under the 1940 Act, Stagecoach has adopted a Distribution Plan on behalf of the Class A shares of the Government Fund (the "Distribution Plan"). The Distribution Plan allows the Government Fund to pay up to 0.05% of its average daily net assets annually for the reimbursement of actual expenses incurred for distribution and shareholder services ("Rule 12b-1 fees"). There are no Rule 12b-1 fees or front-end sales charges associated with an investment in the S-I Term Fund.

       The Directors of MasterWorks and Stagecoach Funds also have approved Shareholder Servicing Plans for the S-I Term Fund and Government Fund (the "Servicing Plans"), respectively, pursuant to which they have entered into Shareholder Servicing Agreements. For these services, the S-I Term Fund and the Government Fund may pay a monthly fee equal to 0.10% and 0.30%, respectively, of the average daily net assets of such Fund represented by shares owned during the period for which payment is being made by investors with whom the Shareholder Servicing Agent maintains a servicing relationship, or an amount which equals the maximum amount payable to the Shareholder Servicing Agent under applicable laws, regulations or rules, including the Conduct Rules of the NASD, whichever
is less.    For the fiscal years ended February 28, 1998 and June 30, 1998, the
S-I Term Fund and the Government Fund, respectively, paid shareholder servicing fees, after waivers and reimbursements, as follows:

                                                  ANNUAL SHAREHOLDER SERVICING FEE
                                                  --------------------------------
            S-I Term Fund                                      0.10%*
            Government Fund                                    0.30%

________________________
*Stephens and BGI have agreed to pay these shareholder servicing fees out of the fees they receive for co-administration services.

COMPARISON OF PURCHASE AND REDEMPTION PROCEDURES AND OTHER CONSIDERATIONS

       Sales Loads: The single class shares of the S-I Term Fund do not have a
       ------------
sales load. The Class A shares of the Government Fund have a front-end sales load of 3.00%. The sales load is reduced in connection with certain volume purchases and is waived under certain other circumstances, such as in connection with certain retirement, benefit and pension plans. There are no sales charges on reinvested distributions.

       Minimum Investments:  The S-I Term Fund requires a minimum investment
       -------------------
amount of $1 million from direct buyers, although the requirement may be waived under certain circumstances. The Government Fund requires a minimum investment of $1,000 from direct buyers and additional investments in the Fund must be at least $100. Both Funds typically waive the minimum in connection with retirement, benefit and pension plans.

       Purchases:  Both Funds' shares may be purchased by mail, by wire or by
       ----------
phone, directly from the Fund, through a brokerage account with an approved selling or shareholder servicing agent, through certain retirement, benefit and pension plans, or through certain packaged investment products. Both Funds process requests at net asset value on the same day if the request is proper and received before 1 p.m. on a business day. In addition, Class A shares of the Government Fund may be purchased or redeemed monthly through various automated programs such as the AutoSaver and Systematic Withdrawal Plans and other dividend reinvestment and payment plans. Shareholder servicing agents with Approved Bank Accounts may transmit orders for S-I Term Fund shares on behalf of qualified buyers through the transfer agent.

       Redemptions:  Investors may redeem their shares free of charge on any
       -----------
business day by mail or telephone. Redemption proceeds are calculated at the next determined net asset value after a proper request is received, and are remitted generally within seven days. Benefit, pension, retirement and similar plan investors usually have separate established withdrawal procedures. Proceeds may sent by check or credited to a designated account for certain investors. There is a $5,000 minimum redemption request for wiring redemptions to an ACH linked bank account for the Government Fund.

       Exchanges: Exchanges between the single class of shares of the S-I Term
       ---------
Fund and single class shares of other MasterWorks Funds are at the next determined net asset value and there are no fees for exchanging. The Class A shares of the Government Fund similarly may be exchanged for Class A shares of other Stagecoach Funds, but will pay a sales load differential where such shares are exchanged for Class A shares with a higher front-end sales load. Exchanges also are permitted between Class A shares and certain other classes of shares of Stagecoach Funds.

       Dividends: Both Funds pay monthly dividends from net investment income
       ---------
and distribute capital gains, if any, at least annually. Each Fund allows shareholders to reinvest the dividends in the Fund or receive cash payments. In addition, the Government Fund offers the option to automatically invest dividends in shares of other Stagecoach Funds.

COMPARISON OF PERFORMANCE

                AVERAGE ANNUAL RETURN AS OF  6/30/98 -- EXCLUDING SALES CHARGES
----------------------------------------------------------------------------------------------
                                                Stagecoach
 MasterWorks                                  Government Fund
S-I Term Fund          Benchmark/1/           Class A Shares            Benchmark/2/
-------------          ------------          ---------------            ------------
  YTD    3.04%            3.47%               YTD    2.93%                  3.39%
  1 yr.  8.15%            8.54%               1 yr.  7.53%                  8.42%
  3 yr.  6.35%            6.91%               3 yr.  6.22%                  6.71%
----------------------------------------------------------------------------------------------

_____________________
/1/   Lehman Brothers Intermediate Government/Corporate Bond Index. The Index
has an average weighted maturity of one to ten years and includes both government and corporate bonds.

/2/ The Lehman Brothers Treasury Note Index is an unmanaged index of U.S. Treasury 2-10 year notes.

                   Yield for the Period Ended June 30, 1998*
                   ----------------------------------------

         Fund                              Thirty-Day Yield
         ----                              ----------------
                                   After Waiver        Before Waiver
                                   ------------        -------------

S-I Term Fund                          N/A                 5.47%
Government Fund  -  Class A           5.55%                5.26%

______________________
* The amounts shown above reflect all front-end sales charges for the Government Fund. "After waiver" figures reflect any waived fees or reimbursed expenses throughout the period.

       Additional information regarding the performance of the Government Fund is contained in Exhibit B to this Combined Prospectus/Proxy Statement.

RISK CONSIDERATIONS

       Each Fund is subject to credit risk and interest rate risk on investments in debt securities. Credit risk is the possibility that an issuer of a security will be unable to make interest payments or repay principal. Interest rate risk is the possibility that interest rates may increase and reduce the resale value of securities in a Fund's portfolio. Interest rate increases usually result in a
decrease in the value of debt securities.   Each Fund maintains an average
weighted portfolio maturity of 2 - 5 years, resulting in similar exposure to interest rate risk.

       The Government Fund invests primarily in obligations of the U.S. Government, its agencies and instrumentalities, which are subject to interest rate risk, but have low credit risk. Some U.S. Government obligations are backed by the full faith and credit of the United States, while others are only backed by the agency or instrumentality that issues or guarantees the instrument. The U.S. Government does not guarantee the market value or current yield of its obligations.

       The S-I Term Fund invests, through the Master Portfolio, in a mix of U.S. Government obligations and in corporate bonds that are rated in the top four rating categories by an NRSRO. A portion of the Government Fund's assets also is generally invested in corporate bonds. Corporate bonds expose investors to greater credit risk than U.S. Government obligations and are generally higher yielding. The table below provides a snapshot of the portfolio composition of the Funds. The S-I Term Fund generally invests a larger portion of its assets in corporate bonds, exposing it, on average, to greater credit risk than the Government Fund.

       The following table compares the investment allocations of the Funds as of June 30, 1998.


                       PORTFOLIO DIVERSIFICATION AS OF 6/30/98:
------------------------------------------------------------------------------------------
MASTERWORKS S-I TERM FUND (SINGLE CLASS)         STAGECOACH GOVERNMENT FUND  (CLASS A)
------------------------------------------------------------------------------------------
U.S. Treasury Bonds            10%               U.S. Treasury Bonds             2%
U.S. Treasury Notes            32%               U.S. Treasury Notes            16%
U.S. Government agencies        9%               U.S. Government agencies       45%
*Corporate Bonds               49%               Corporate Bonds                32%
Foreign Issuer Bonds            0%               Foreign Issuer Bonds            2%
Cash                            0%               Cash                            3%
------------------------------------------------------------------------------------------

                         Additional Risk Considerations
                         ------------------------------

       The Funds may only purchase investment grade securities, but each may hold securities in its portfolio that have been downgraded below investment grade after purchase. The Government Fund has a policy of holding no more than 5% of its total assets in such securities, while the S-1 Term Fund has no such limitation. As of June 30, 1998, neither Fund held any securities that were below investment grade. Non-investment grade securities may be more sensitive to economic conditions and have higher interest rate and credit risk.

       The S-I Term Fund may enter into futures transactions, and each Fund may invest in certain floating- and variable-rate securities. Some of these and other portfolio securities may be considered derivatives, which may be more sensitive than direct securities to changes in interest rates and sudden market moves. The Government Fund may invest in Stripped Treasury Securities, which may have greater interest rate risk than traditional government securities with identical credit ratings. Neither Fund intends to have more than 5% of its net assets invested in derivatives at any given time.

       Each Fund may invest up to 25% of its assets in high-quality, U.S. dollar denominated obligations of foreign branches of U.S. banks and U.S. branches of foreign banks.

       Market risk is the risk that the value of a bond or other security will be reduced by market activity. By investing to a greater extent in corporate bonds, the S-I Term Fund has greater market risk exposure than the Government Fund. Counter party risk is the risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation. Both Funds invest in repurchase agreements. In addition, some of the asset-backed securities in which the Funds invest are subject to extension risk, which is the risk that when interest rates rise, prepayments of the underlying obligations slow, thereby lengthening the duration and potentially reducing the value of these securities.

                                *    *    *    *

       Because the investment objective, policies, strategies and restrictions of the S-I Term Fund and the Government Fund are generally similar, the overall level of investment risk should not materially change as a result of the Consolidation. For a more complete description of the Government Fund's and the S-I Term Fund's investment policies and restrictions, see "The Funds" in each Fund's Prospectus and "Additional Permitted

Investments" in each Fund's Statement of Additional Information. In view of the fact that the assets of the S-I Term Fund amount to less than 10% of the assets of the Government Fund, in addition to the fact that the Funds invest in similar securities, it is not anticipated that any material portfolio realignment or divestiture of securities will be necessary subsequent to the closing. The changes to the schedule of investments resulting from the consolidation are expected to be de minimis.

II.  DESCRIPTION OF THE PLAN OF CONSOLIDATION

       The Plan provides that all of the assets of the S-I Term Fund as of the Closing Date will be transferred to the Government Fund, and that the Government Fund will assume all of the liabilities of the S-I Term Fund, in exchange for Class A Shares of the Government Fund. The "Closing Date" is expected to be on or about December 4, 1998. A copy of the Plan is attached as Exhibit A to this Combined Prospectus/Proxy Statement.

       Promptly after the Closing Date, the S-I Term Fund will distribute the shares of the Government Fund received to the S-I Term Fund's shareholders of record as of the close of business on the Closing Date. The shares of the Government Fund that will be issued for distribution to the S-I Term Fund's shareholders will be equal in value to the shares of the S-I Term Fund held as of the Closing Date. MasterWorks will then take all necessary steps to terminate the qualification, registration and classification of the S-I Term Fund. All issued and outstanding shares of the S-I Term Fund will be cancelled on the S-I Term Fund's books. Shares of the Government Fund will be represented only by book entries; no share certificates will be issued unless expressly requested in writing. Certificates are not issued for fractional shares. All remaining organizational expenses of the S-I Term Fund will be offset against the original shares of such Fund prior to consolidation.

       The consummation of the proposed Consolidation is subject to the satisfaction of a number of conditions set forth in the Plan, including approval by the shareholders of the S-I Term Fund. The S-I Term Fund may waive certain conditions at any time before or after approval of the Plan by the shareholders. The Plan also may be terminated and the Consolidation abandoned at any time by the mutual written consent of MasterWorks and Stagecoach or by either party if any of the conditions precedent to the Closing are not satisfied. The Consolidation also is subject to the condition, which cannot be waived, of obtaining an opinion of counsel to the effect that the Consolidation constitutes a tax-free reorganization for federal income tax purposes.

       Shareholders of the S-I Term Fund will have no dissenters' rights or appraisal rights. All shareholders of the S-I Term Fund as of the Closing Date, including those that vote against the approval of the Plan and those that do not vote, will receive shares of the Government Fund if the Consolidation is approved. All shareholders of the S-I Term Fund have the right at any time up to the business day preceding the Closing Date to redeem their shares at net asset value according to the procedures set forth in the S-I Term Fund's Prospectus. In addition, up until the business day preceding the Closing Date, shareholders of the S-I Term Fund may exchange their shares for shares of other funds in the MasterWorks Family of Funds, in accordance with the exchange privilege described in the S-I Term Fund's Prospectus.

BOARD CONSIDERATION

       The business and affairs of MasterWorks are managed under the direction of its Board of Directors. The Board of Directors of MasterWorks and Stagecoach each unanimously voted to approve the Plan of Consolidation at a meeting held on September 2, 1998. In reviewing the proposed Consolidation, the Boards of MasterWorks and Stagecoach considered the potential impact of the Consolidation on each Fund's shareholders. The Boards considered, among other things: (i) the terms and conditions of the Plan, including those intended to avoid the dilution of shareholder interests; (ii) the potential marketing and shareholder benefits obtained by having a combined fund; (iii) the similarity of the investment objectives and significant policies and restrictions of the Funds; (iv) the historical investment performance of the Funds; (v) the historical and projected investment advisory fee rates and operating expenses of the Funds; (vi) the identity of the organizations that provide investment advisory and certain other services to the Funds, and the terms on which these services are provided; and
(vii) the prospects for long-term viability of the Funds.

       Based upon their evaluation of these factors, and in light of their fiduciary duties under federal and state law, the Boards of MasterWorks and Stagecoach have determined that the proposed Consolidation is in the best interests of the shareholders of the respective Funds and that the interests of the shareholders of the respective Funds will not be diluted as a result of the Consolidation. MASTERWORKS' BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PLAN OF CONSOLIDATION.
                  ---

REASONS FOR THE CONSOLIDATION

      The primary reason for the proposed Consolidation is to allow S-I Term Fund investors to transfer their investment into a fund that has greater prospects for long-term viability. As of June 30, 1998, the S-I Term Fund had only $11 million in net assets; the Government Fund had approximately $136 million in net assets. Management of MasterWorks Funds believes that consolidating the S-I Term Fund into a fund that has generally compatible investment objectives and policies and greater prospects for continued growth, is a better alternative than liquidation of the S-I Term Fund.

      Combining the S-I Term Fund into a larger, more viable fund is intended to provide various benefits to shareholders of the S-I Term Fund. For example, higher asset levels should benefit portfolio management by permitting larger individual portfolio investments (in quantities that may result in reduced transaction costs and/or more favorable pricing) and by providing the opportunity for greater portfolio diversity.

       Currently, the fees and expenses of the Government Fund are higher, on both a before-waiver and after-waiver basis than those of the S-I Term Fund. Nonetheless, your Board of Directors believes that the proposed Consolidation will likely benefit S-I Term Fund shareholders for all of the reasons described here. One fee difference is that the Government Fund has a Rule 12b-1 distribution plan, which has been used to pay for distribution-related activities that have contributed to the increase in this Fund's assets. Another difference is that BGI and Stephens have agreed to assume all of the ordinary operating expenses of the S-I Term Fund (other than investment advisory fees, portfolio transaction expenses and administrative fees), which, given the very small size of the S-I Term Fund, requires BGI and Stephens, in effect, to subsidize the S-I Term Fund's ongoing operations. There is no similar arrangement in place for the Government Fund. See "Comparison of Fees and Expenses" at page 2, above.

      In short, management of MasterWorks believes that the proposed Consolidation should provide S-I Term Fund shareholders with an investment vehicle that has compatible investment objectives and policies and greater prospects for long-term viability and continued growth.

FEDERAL INCOME TAX CONSEQUENCES

      The S-I Term Fund and the Government Fund each qualify as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the S-I Term Fund and the Government Fund has been, and expects to continue to be, relieved of federal income tax liability.

      As a condition to the Consolidation, MasterWorks and Stagecoach must receive a favorable opinion from Morrison & Foerster LLP, counsel to MasterWorks and Stagecoach, substantially to the effect that, for federal income tax purposes, (a) the Consolidation will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code (sub-item (C) or (D) to be determined at closing), and the Government Fund and S-I Term Fund will each be a "party to a reorganization," within the meaning of Section 368(b) of the Code, with respect to the Consolidation; (b) no gain or loss will be recognized by the S-I Term Fund as a result of the Consolidation; (c) no gain or loss will be recognized by the Government Fund as a result of the Consolidation; (d) no gain or loss will be recognized by the shareholders of the S-I Term Fund on the distribution to them by the S-I Term Fund of shares of the Government Fund in exchange for their shares of the S-I Term Fund; (e) the basis of the Government Fund shares received by each shareholder of the S-I Term Fund will be the same as the basis of the shareholder's S-I Term Fund shares immediately prior to the Consolidation; (f) the basis of the Fund Assets received by the Government Fund will be the same as the basis of such Fund Assets in the hands of the S-I Term Fund immediately prior the Consolidation; (g) a shareholder's holding period for Government Fund shares will be determined by including the period for which the shareholder held the shares of the S-I Term Fund exchanged therefor, provided that the shareholder held such shares of the S-I Term Fund as a capital asset;
(h) the holding period of the Government Fund with respect to the Fund Assets will include the period for which such Fund Assets were held by the S-I Term Fund; and (i) the Government Fund will succeed to the tax attributes of the S-I Term Fund described in Section 381(c) of the Code. The tax attributes carried over to the Government Fund may include unused capital losses of the S-I Term Fund. However, the use of such losses by the Government Fund may be limited under several provisions of the Code.

      Neither MasterWorks nor Stagecoach intends to seek a private letter ruling from the Internal Revenue Service ("IRS") with respect to the tax effects of the Consolidation. The opinion of Morrison & Foerster LLP with respect to the tax consequences of the Consolidation is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Shareholders should consult their own advisers concerning the potential tax consequences of the Consolidation to them, including any applicable foreign, state and local income tax consequences.


CAPITALIZATION

       The following table shows the capitalization of each Fund as of June 30, 1998, and on a pro forma basis as of June 30, 1998 after giving effect to the
Consolidation:

                                            GOVERNMENT       PRO FORMA
                              S-I TERM         FUND           COMBINED
                                FUND      CLASS A SHARES   CLASS A SHARES
                             -----------  ---------------  --------------

Net assets                   $10,568,179     $38,148,574*     $48,716,753
Net asset value per share    $      9.35     $      9.97      $      9.97

Shares outstanding             1,130,818       3,824,728        4,884,280
Shares authorized            300 Million     500 million      500 million

___________________
*Total Net Assets for the Government Fund, including all share classes, was $135,808,583 as of June 30, 1998.

      The Government Fund's financial highlights can be found in its Prospectus, which accompanies and is incorporated by reference into this Combined Prospectus/Proxy Statement. The Government Fund's financial statements are incorporated by reference in the Statement of Additional Information to this Combined Prospectus/Proxy Statement.

III.  INFORMATION ABOUT THE FUNDS

ORGANIZATION OF MASTERWORKS AND STAGECOACH

       Both MasterWorks and Stagecoach are registered as open-end management investment companies under the 1940 Act. MasterWorks currently consists of 12 series of shares and Stagecoach currently offers over 30 separate funds.

       MasterWorks and Stagecoach each is organized as a Maryland Corporation and is subject to the provisions of its respective Articles of Incorporation and By-Laws. MasterWorks was incorporated on October 15, 1992. Stagecoach was incorporated on September 9, 1991. Shares of each Fund have a par value of $.001 per share. The Government Fund consists of 1.5 billion shares (500 million per class). Shares of each Fund are entitled to one vote for each full share held and fractional votes for fractional shares held, and will vote in the aggregate and not by portfolio or class except as otherwise required by law. Shares of the Funds have no preemptive rights and have only such conversion and exchange rights as the Board of Directors of MasterWorks or the Board of Directors of Stagecoach, respectively, may grant in their discretion. When issued for payment as described in their respective prospectuses, each Fund's shares are fully paid and non-assessable.

       Each share of the S-I Term Fund and each Class A Share of the Government Fund represents an equal proportionate interest in the Fund with other shares of the same class. Each share is entitled to cash dividends and distributions earned on such shares as may be declared in the discretion of the Board of Directors. Shares of each class of the Government Fund bear a pro rata portion of all operating expenses paid by the Fund, except that certain expenses relating to class-specific services (such as distribution and shareholder servicing fees) may be allocated to a particular class.


PORTFOLIO MANAGERS -- GOVERNMENT FUND

       Mr. Jeff Weaver assumed responsibility as a portfolio co-manager for the day-to-day management of the portfolio of the Government Fund as of July 16, 1996. Mr. Weaver joined Wells Fargo Bank in February of 1994, after three years as a short-term fixed income trader and portfolio manager in the investment management group of Bankers Trust Company in New York. He holds a B.A. in economics from the University of Colorado and is a chartered financial analyst.


       Ms. Madeleine Gish assumed responsibility as a portfolio co-manager for the day-to-day management of the portfolio of the Government Fund as of July 16, 1996. Ms. Gish joined Wells Fargo Bank in 1989 as the portfolio coordinator for the Mutual Funds Division and played an integral part in the rapid growth of the Overland Express Funds. Since joining the fixed-income group in 1992, Ms. Gish has assisted in the research and trading for various portfolios and is currently managing taxable liquidity portfolios. She holds a B.S. in Business Administration from the University of Kansas and is a chartered financial analyst.


SUBSTANTIAL SHAREHOLDERS

       As of June 1, 1998,* the shareholders identified below were known by MasterWorks to own 5% or more of the S-I Term Fund's outstanding shares in the following capacity:

                                                                                      PERCENTAGE
  NAME OF FUND        NAME AND ADDRESS OF SHAREHOLDER        TYPE OF OWNERSHIP         OF FUND
  ------------        -------------------------------        -----------------         -------
S-I Term Fund      Merrill Lynch Trust Co. FSB                   Record                 70.78%
                   FBO Various 401K Plans
                   P.O. Box 62000
                   San Francisco, CA  94162

                   Merrill Lynch Pierce Fenner & Smith           Record                 26.38%
                   For the sole benefit of its customers
                   4800 Deer Lake Drive, East, 3rd Floor
                   Jacksonville, FL  32246

_____________
*As of the close of business on June 1, 1998, the officers and Directors of MasterWorks as a group beneficially owned less than 1% of the outstanding shares of MasterWorks Funds.

       As of June 30, 1998,* the shareholders identified below were known by Stagecoach to own 5% or more of the Government Fund's outstanding shares in the following capacity:


                                                          TYPE OF         PERCENTAGE      PERCENTAGE
  NAME OF FUND     NAME AND ADDRESS OF SHAREHOLDER       OWNERSHIP         OF CLASS        OF FUND
  ------------     -------------------------------       ---------         --------        -------
Government Fund    Wells Fargo Bank TTEE                Institutional        6.28%          4.20%
                   Choicemaster                         Class Record
                   P.O. Box 9800                        Holder
                   Calabassas, CA  91372-0800

                   Dim & Co.                            Institutional       25.41%         16.98%
                   Attn: MF Dept. A88-4                 Class Record
                   P.O. Box 9800                        Holder
                   Calabassas, CA  91372-0800

                   Virg & Co.                           Institutional       34.22%         22.87%
                   Attn: MF Dept. A88-4                 Class Record
                   P.O. Box 9800                        Holder
                   Calabassas, CA  91372-0800

                   Hep & Co.                            Institutional       31.71%         21.20%
                   Attn: MF Dept. A88-4                 Class Record
                   P.O. Box 9800 MAC 9139-027           Holder
                   Calabassas, CA  91372

                   Wells Fargo Bank                     Class A Record      24.16%          6.69%
                   FBO Retirement Plans Omnibus         Holder
                   P.O. Box 63015
                   Calabassas, CA  94163

                   Virg & Co.                           Class A Record      13.83%          3.83%
                   Attn: MF Dept. A88-4                 Holder
                   P.O. Box 9800  MAC 9139-027
                   Calabassas, CA  91372-0800

____________
*As of the close of business on June 30, 1998, the officers and Directors of Stagecoach as a group beneficially owned less than 1% of the outstanding shares of Stagecoach Funds.

ADDITIONAL INFORMATION

       MasterWorks and Stagecoach are subject to certain informational requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act, and in accordance therewith each files reports, proxy materials and other information with the SEC. Such reports, proxy materials and other information may be inspected and copied at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and at certain regional offices. Copies of such materials can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates.

IV.  VOTING INFORMATION

APPROVAL AND CONSUMMATION OF THE PROPOSED TRANSACTION

       Only shareholders of record at the close of business on October 9, 1998, will be entitled to vote at the Special Meeting. On that date, 1,153,033.682 S-I Term Fund shares were outstanding and entitled to be voted. The date of the first mailing of this Combined Prospectus/Proxy Statement to shareholders is approximately [OCTOBER __, 1998].

      Shareholders holding more than one-third of the outstanding shares of the S-I Term Fund at the close of business on the Record Date will be deemed sufficient to constitute a quorum for the transaction of business at the Special Meeting. Pursuant to Maryland law, the affirmative vote of the holders of a majority of the outstanding voting securities of the S-I Term Fund is required for approval of the Plan. If the S-I Term Fund's shareholders do not approve the proposed Consolidation, MasterWorks' Board of Directors will consider what other alternatives would be in the shareholders' best interests, including possibly, approving a Plan of Liquidation.

       Any proxy which is properly executed and received in time to be voted at the Special Meeting will be counted in determining whether a quorum is present and will be voted in accordance with the instructions marked thereon. In the absence of any instructions, such proxy will be voted in favor of the Plan. Any shareholder giving a proxy may revoke it at any time before it is exercised (i) by submitting to MasterWorks a written notice of revocation, (ii) by submitting to MasterWorks a subsequently executed proxy or (iii) by attending the Special Meeting and voting in person. Abstentions and "broker non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a particular matter with respect to which the brokers or nominees do not have discretionary power to vote) will not be counted for or against any proxy to which they relate, but will be counted for purposes of determining whether a quorum is present and will be counted as votes present at the Special Meeting. For this reason, abstentions and broker non-votes will have the effect of a vote against the proposal.

      The duly appointed Proxies may, in their discretion, vote upon such other matters as properly may come before the Special Meeting or any adjournment(s) thereof, including any proposal to adjourn a meeting at which a quorum is present to permit the continued solicitation of proxies in favor of the Consolidation. Any such adjournment(s) will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. In case any such adjournment is proposed, the duly appointed Proxies will vote those proxies which they are entitled to vote for the Plan in favor of adjournment, and will vote those proxies required to be voted against the Plan against adjournment.

SOLICITATION OF PROXIES AND PAYMENT OF EXPENSES

       It is expected that the solicitation of proxies will be primarily by mail. Officers and agents of MasterWorks and Stagecoach also may solicit proxies by telephone, telegraph or personal interview. Shareholders may vote by
(1) mail, by marking, signing, dating and returning the enclosed Proxy Ballot in the enclosed postage-paid envelope; (2) telephone, by calling Shareholder Communications Corp. ("SCC") toll-free at 1-800-733-8481, EXT. 448 FROM 6:00 A.M. TO 8:00 P.M. PACIFIC TIME; or (3) telefacsimile, by marking, signing, dating and faxing the enclosed Proxy Ballot to SCC AT 1-800-733-1885. SCC has been retained by MasterWorks to assist in both the tabulation and solicitation of proxy votes for the Consolidation.

       The cost of soliciting proxies for the Special Meeting, consisting principally of printing and mailing expenses, together with the costs of any supplementary solicitation and proxy soliciting services provided by third parties, will be borne jointly by the Funds and is estimated to be approximately $7,500. Proxies will be solicited in the initial, and any supplemental, solicitation by mail and may be solicited in person, by telephone, telegraph, telefacsimile or other electronic means by officers of MasterWorks, personnel of BGFA or Stephens, or an agent of MasterWorks, such as SCC.

MISCELLANEOUS

OTHER BUSINESS

       The Board of Directors of MasterWorks Funds knows of no other business to be brought before the Special Meeting. However, if any other matters come before the Special Meeting, including any proposal to adjourn the meeting to permit the continued solicitation of proxies in favor of the Consolidation, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed Proxy Ballot.

FUTURE SHAREHOLDER PROPOSALS

       Pursuant to rules adopted by the SEC under the 1934 Act, investors may request inclusion in the Board's proxy statement for shareholder meetings certain proposals for action which they intend to introduce at such meeting. Any shareholder proposals must be presented a reasonable time before the proxy materials for the next meeting are sent to shareholders. The submission of a proposal does not guarantee its inclusion in MasterWorks Fund's proxy statement and is subject to limitations under the 1934 Act. Because MasterWorks Funds does not hold regular meetings of shareholders, no anticipated date of the next meeting can be provided.

                                   EXHIBIT B


     This Exhibit reproduces in its entirety the discussion of Fund performance for Class A shares from the Government Fund's June 30, 1998, Annual Report. The discussion reviews some of the factors that affected the Fund's performance during this fiscal year and shows the performance of the Fund for various periods. The discussion has not been updated to reflect events occurring after June 30, 1998.

SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND

     The Stagecoach Short-Intermediate U.S. Government Income Fund (the "Fund") seeks to provide investors with current income while preserving capital by investing primarily in a portfolio consisting of short- to intermediate-term securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Targeting bonds within this range helps to maximize the Fund's income potential by investing in short- to intermediate-bonds with an average maturity between two and five years.

     Please note that we have changed the Fund's fiscal year-end to June 30 from March 31. We have made this change to improve our reporting process. This change will not impact the performance or objective of your investment. Because of the new year-end, this report is the second annual report we have sent you over the last three months. Our discussions will focus on the most recent period, although we may also comment on longer-term performance.

     On June 12, 1998, the Stagecoach Intermediate Bond Fund was merged into the Stagecoach Short-Intermediate U.S. Government Income Fund. The investment objective and the investment policies for the Short-Intermediate U.S. Government Income Fund did not change. However, the consolidation of the two funds did create Class B shares for the Short-Intermediate U.S. Government Income Fund.


     The Fund is managed by Madeline Gish, who leads the taxable short-duration team. Her eight-year investment career includes specialization in managing short-duration taxable portfolios and taxable money market mutual funds.

PERFORMANCE SUMMARY

     During the three-month reporting period, the Stagecoach Short-Intermediate U.S. Government Income Fund's Class A net asset value increased from $9.95 on March 31, 1998, to $9.97 on June 30, 1998. The Fund distributed $0.13 per share in dividend income and no capital gains were distributed during this period. Keep in mind that past distributions are not predictive of future trends as distributions will vary based on Fund portfolio earnings.

     The Fund's distribution rate was 5.22% for Class A shares, based on an annualization of June's monthly dividend of $0.045 per share and the maximum offering price of $10.28 on June 30, 1998.

PORTFOLIO DATA/1/ (as of June 30 1998)
------------------------------------------------------------------------------

   Number of Issues                                        51
   Portfolio Turnover Ratio                                12%
   Weighted Average Coupon                                 6.87%
   Weighted Average Maturity                               4.91 years
   Average Credit Quality                                  AA1

                                        Class A      Class B
                                        -------      -------
   NAV                                   $9.97        $9.97
   Distribution Rate                     5.22%        5.01%
   SEC Yield                             5.55%        5.10%

/1/Please refer to important disclosures at the end of the Strategic Outlook section.

     For the three-month period ended June 30, 1998, the Class A shares of the Short-Intermediate U.S. Government Income Fund returned 1.54%, excluding sales charges. For the same time period, the Fund's Institutional Class returned 1.56%. Overall, we remained very competitive with our benchmark, the Lehman Brothers Treasury Note Index, which returned 1.54% in the same period. The competitive performance of the Fund was due to several steps taken to implement our total return strategy. We decreased our mortgage exposure to decrease exposure to interest rate risk for the Fund. This was a result of the current interest rate environment, where we've seen an increased prepayment risk in the mortgage-backed securities sector as prepayment occurred when homeowners refinanced out of their existing mortgages into ones with lower interest rates. In addition, we maintained our exposure to higher yielding bonds, particularly corporate bonds. Keep in mind that past performance is no guarantee of future results.

PORTFOLIO REVIEW

     The Fund is managed with a total return strategy that attempts to balance reasonable risk with competitive income and capital appreciation. Investment quality, maturity and duration are carefully examined as the Fund's managers employ a top-down approach. This approach involves analysis of historical interest rate shifts in an attempt to predict changes in Federal Reserve policy, which would ultimately affect the strategy of the Fund.

     As of June 30, 1998, the Fund held 45% of the portfolio in federal agency securities. This allocation helped to maintain a degree of stability and credit quality for the Fund. Some of these securities are backed by the full faith and credit of the United States, which has never defaulted on interest or principal payments. As with all mutual funds, the Fund is guaranteed neither by the U.S. Government nor any of its agencies.

     With 32% of the portfolio invested in corporate bonds on June 30, 1998, we attempted to gain potential income and capital appreciation by maintaining a high level of corporate exposure. On a similar note, we slightly lowered our exposure to mortgage-backed securities due to the increased prepayment risk associated with the flat interest rate environment.

     To maintain liquidity, we held 16% of the portfolio in U.S. Treasury notes at the end of the three month reporting period. In this interest rate environment, we determined it prudent to use these liquid assets to alter the Fund's duration. This strategy allowed the Fund to capture increased current income while preserving capital.

    PORTFOLIO ALLOCATION (AS OF JUNE 30, 1998)
----------------------------------------------------------------------------
INVESTMENTS                                              % OF PORTFOLIO

Cash                                                           3%

Corporate Bonds                                               32%

Federal Agencies                                              45%

Foreign Bonds                                                  2%

Treasury Bonds                                                 2%

Treasury Notes                                                16%

     The majority of the securities in the top ten holdings were acquired during the Fund's growth phase and contributed to its growth. Some are higher yielding corporate bonds that contribute to the Fund's income level. Overall, these bonds have longer durations, which helps to maximize the Fund's income potential but also increases the Fund's volatility in a changing interest rate environment.

     Assets in the Short-Intermediate U.S. Government Income Fund increased due to its consolidation with the Intermediate Bond Fund, which added over $57.7 million in assets. The number of issues in the Fund also grew from 28 bonds and notes on March 31, 1998 to 51 on June 30, 1998. The additional assets have been diversified according to the investment policies of the Fund, and should provide current income for the portfolio.

         TOP 10 HOLDINGS (AS OF JUNE 30, 1998)
    ---------------------------------------------------------------
     NAME/COUPON                                  % OF PORTFOLIO

     FHLB, 5.53%                                       5.9%

     Pacific Gas & Electric, 7.88%                     3.9%

     FHLMC, 6.79%                                      3.9%

     FHLMC, 7.01%                                      3.8%

     First Bank Corp., 6.40%                           3.8%

     FNMA, 6.16%                                       3.8%

     U.S. T-Note, 5.88%                                3.8%

     FNMA, 6.18%                                       3.7%

     U.S. T-Note, 5.88%                                3.6%

     U.S. T-Note, 7.88%                                3.3%

STRATEGIC OUTLOOK

     The nation's economy continues to be healthy but we believe that it may weaken over time. The Asian crisis may cause further effects such as increasing the strength of the U.S. dollar and slowing inflation. Given these views, we do not feel that the Federal Reserve Board will raise interest rates in the near future. We feel that long-term interest rates may drift lower and short-term rates will remain stable.

     Based on this outlook, we intend to position the Fund with a longer duration to capture the potential for income and capital appreciation. Our management team has extensive experience in the bond market, enabling us to respond quickly to economic conditions and market events. We will continue to watch the events in Asia and monitor the region's impact on corporate profitability. This will help us remain sensitive to the performance of the Fund's corporate bond holdings. While we intend to maintain our corporate bond exposure, we may decrease it slightly if the U.S. economy is expected to experience a dramatic slowdown as a result of the events overseas. As always, we will continue our focus on providing investors with current income and preservation of capital.

/1/ The formula used to calculate the SEC yield is described in detail in the Fund's statement of additional information and is designed to standardize the yield calculations so that all mutual fund companies with the same or similar portfolios use a uniform method to obtain yield figures for their non-money market advertisements. SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal, less expenses and the maximum offering price calculated on a 30-day month-end basis.

  The distribution rate is based on the actual distributions made by the Fund. The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable current public offering price.

 Past performance is no guarantee of future results.

                 SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND

GROWTH OF A $10,000 INVESTMENT
Class A shares

                        [PERFORMANCE GRAPH APPEARS HERE]

       SC SHORT INT'D U.S. GOV'T INCOME - A     LEHMAN BROTHERS U.S. TREASURY NOTE INDEX
       ------------------------------------     ----------------------------------------
Oct-93               $9,700                                      $10,000
Nov-93               $9,715                                       $9,950
Dec-93               $9,745                                       $9,991
Jan-94               $9,807                                      $10,090
Feb-94               $9,748                                       $9,948
Mar-94               $9,695                                       $9,804
Apr-94               $9,661                                       $9,741
May-94               $9,689                                       $9,748
Jun-94               $9,697                                       $9,750
Jul-94               $9,756                                       $9,877
Aug-94               $9,753                                       $9,906
Sep-94               $9,632                                       $9,824
Oct-94               $9,626                                       $9,827
Nov-94               $9,570                                       $9,782
Dec-94               $9,608                                       $9,813
Jan-95               $9,759                                       $9,973
Feb-95               $9,937                                      $10,163
Mar-95               $9,988                                      $10,219
Apr-95              $10,074                                      $10,337
May-95              $10,300                                      $10,629
Jun-95              $10,361                                      $10,699
Jul-95              $10,364                                      $10,704
Aug-95              $10,434                                      $10,790
Sep-95              $10,495                                      $10,862
Oct-95              $10,597                                      $10,983
Nov-95              $10,710                                      $11,117
Dec-95              $10,825                                      $11,228
Jan-96              $10,919                                      $11,325
Feb-96              $10,825                                      $11,204
Mar-96              $10,762                                      $11,149
Apr-96              $10,720                                      $11,117
May-96              $10,695                                      $11,111
Jun-96              $10,796                                      $11,221
Jul-96              $10,825                                      $11,255
Aug-96              $10,823                                      $11,269
Sep-96              $10,971                                      $11,414
Oct-96              $11,108                                      $11,600

Nov-96              $11,265                                      $11,739
Dec-96              $11,216                                      $11,675
Jan-97              $11,288                                      $11,719
Feb-97              $11,327                                      $11,736
Mar-97              $11,253                                      $11,667
Apr-97              $11,382                                      $11,798
May-97              $11,456                                      $11,890
Jun-97              $11,549                                      $11,991
Jul-97              $11,764                                      $12,215
Aug-97              $11,707                                      $12,166
Sep-97              $11,825                                      $12,299
Oct-97              $11,950                                      $12,443
Nov-97              $11,970                                      $12,471
Dec-97              $12,065                                      $12,573
Jan-98              $12,229                                      $12,742
Feb-98              $12,204                                      $12,725
Mar-98              $12,230                                      $12,764
Apr-98              $12,284                                      $12,824
May-98              $12,376                                      $12,912
Jun-98              $12,419                                      $12,999

The accompanying chart compares the performance of the Stagecoach Short-Intermediate U.S. Government Income Fund Class A shares since inception with the Lehman Brothers Treasury Note Index. The chart assumes a hypothetical $10,000 initial investment in Class A shares, reflects all operating expenses and assumes the maximum initial sales charge of 3.00%. The Lehman Brothers Treasury
Note Index is an unmanaged index of U.S. Treasury 2-10 year notes. The Fund is a professionally managed mutual fund. The index presented here does not incur expenses and is not available directly for investment. Had this Index incurred operating expenses, its performance would have been lower.

                  AVERAGE ANNUAL RETURNS (as of June 30, 1998)

-------------------------------------------------------------------------------------------------------------------------------
                                Excluding Sales Charge                                  Including Sales Charge
-------------------------------------------------------------------------------------------------------------------------------
                                                        Since                                              Since 10/27/93
                  Year-to-     1-Year      3-Year      10/27/93       Year-to-     1-Year      3-Year        Inception
                    date                               Inception        date
-------------------------------------------------------------------------------------------------------------------------------
Class A             2.93        7.53        6.22          5.44         (0.18)       4.32        5.17            4.75
-------------------------------------------------------------------------------------------------------------------------------

Average annual returns represent the average annual change in value of an investment over the indicated periods assuming reinvestment of dividends and capital gains distributions. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Figures quoted represent past performance, which is no guarantee of future results. The Fund's manager has voluntarily waived all or a portion of its management fees or assumed responsibility for other expenses, which reduces operating expenses and increases total return to shareholders. Without these reductions the Fund's returns would have been lower. There is no guarantee that these reductions will continue. For Class A shares, the maximum front-end sales charge is 3.00%.

                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED OCTOBER __, 1998

                             MASTERWORKS FUNDS INC.
                                111 Center Street
                           Little Rock, Arkansas 72201
                                 1-888-204-3956

                             STAGECOACH FUNDS, INC.
                                111 Center Street
                           Little Rock, Arkansas 72201
                                 1-800-222-8222

                      NOVEMBER 24, 1998 SPECIAL MEETING OF
                SHAREHOLDERS OF THE SHORT-INTERMEDIATE TERM FUND

         This Statement of Additional Information sets forth certain additional information about MasterWorks Funds Inc. ("MasterWorks") and MasterWork's Short-Intermediate Term Fund (the "S-I Term Fund") and Stagecoach Funds, Inc. ("Stagecoach") and Stagecoach's Short-Intermediate U.S. Government Income Fund (the "Government Fund"). This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined
Proxy/Prospectus, also dated October __, 1998, for the Special Meeting of Shareholders of the S-I Fund to be held on November 24, 1998. Copies of the Combined Proxy/Prospectus may be obtained at no charge by calling 1-888-204-3956 or writing MasterWorks at the address above.

         Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Proxy/Prospectus. The Combined Proxy/Prospectus and this Statement of Additional Information are sometimes referred to together as the "Voting Materials."

                     INCORPORATION OF DOCUMENTS BY REFERENCE
                   IN THIS STATEMENT OF ADDITIONAL INFORMATION

         Further information about the S-I Term Fund and the Government Fund (together, the "Funds") is contained in other documents previously filed with the Securities and Exchange Commission (the "SEC"). The following documents are incorporated herein by reference:

         Further information about the S-I Term Fund is contained in and incorporated by reference to the S-I Term Fund's statement of additional information, dated June 30, 1998.
                                       1

Further information about the Government Fund is contained in and incorporated by reference to the Government Fund's statement of additional information, dated August 1, 1998.

         The audited financial statements and financial highlights for the S-I Term Fund of MasterWorks and the corresponding Master Portfolio of Managed Series Investment Trust contained in the Annual Report for the fiscal year ended February 28, 1998, are hereby incorporated by reference to the Fund's and Master Portfolio's Annual Report for such period, as filed with the SEC on May 1, 1998.

         The audited financial statements and financial highlights for the Government Fund contained in the Annual Reports for the fiscal period ended June 30, 1998, are hereby incorporated by reference to the Fund's Annual Report for such period, as filed with the SEC on September 4, 1998.

                NOTE REGARDING PRO FORMA FINANCIAL INFORMATION

         The total assets of the Government Fund as of August 31, 1998, were $134,840,288. The total assets of the S-I Term Fund as of August 31, 1998 were $10,883,231.

         Item 14(a)(2) of Form N-14 provides that the pro forma financial statements required by Rule 11-01 of Regulation S-X need not be prepared if the net asset value of the company being acquired does not exceed ten percent of the registrant's net asset value, both of which are measured as of a specified date within thirty days prior to the date of filing of this registration statement.

         Therefore, pro forma financial information is not included in this registration statement. This registration statement incorporates the audited financial statements of each Fund by reference to its most recently filed annual report.

                             STAGECOACH FUNDS, INC.
                               N-14 Exhibit Index

Exhibit Number                       Description
--------------                       -----------
   99.14              Consent of Independent Auditors

   99.17(b)(i)        Form of Proxy Ballot

   99.17(b)(ii)       Form of Letter to Shareholders